SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2007

CardioVascular BioTherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51172	33-0795984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 Village Center Circle, Suite 250

Las Vegas, NV

(Address of Principal Executive Offices)

89134

(Zip Code)

Registrant’s telephone number, including area code: 702-839-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

On May 23, 2007, Canta Rana Ranch, L.P., a California limited partnership (“Canta Rana”), released CardioVascular BioTherapeutics, Inc. (the “Company”) from its obligations under the Standard Lease Guaranty, executed by the Company on March 15, 2006 (the “Guaranty”), in connection with the Standard Industrial Net Lease (the “Phage Lease”), dated March 15, 2006, between Phage Biotechnology Corporation, a Delaware Corporation (“Phage”) and Canta Rana, which was filed with the Securities and Exchange Commission (“SEC”) on Form 8-K on March 21, 2006 and amended on March 23, 2006 (“March 2006 8-K”).

The Agreement Exchanging Lease Guaranties (the “Agreement”), the form of which is attached hereto as Exhibit 10.1, executed by Canta Rana and the Company, among other parties, became effective on May 23, 2007 when the terms therein were satisfied and which effectiveness thereby terminated and superseded the Guaranty, which released the Company of any and all obligations of Phage under the Phage Lease. More specifically, the Company is no longer liable for the full performance of each and every obligation of Phage under the Phage Lease. On March 15, 2006, the date upon which the Guaranty became effective, the maximum contingent liability to the Company was approximately $1,837,000 for rent under the Phage Lease in the event Phage defaulted. With the Guaranty terminated, the Company has no further obligation of any kind whatsoever to Canta Rana or Phage with regard to the Phage Lease.

Also in relation to the termination of the Guaranty, the Indemnity and Reimbursement Agreement, dated March 15, 2006, between the Company and Phage that was executed in exchange for the Guaranty, and filed with the March 2006 8-K, automatically terminated on May 21, 2007, the effective date of the exchange of guaranties referenced in the Agreement.

It was mutually agreed among the Company, Phage, and Canta Rana that entering into the Agreement and termination of the Guaranty was in all of their best interests. Phage is an affiliated private biotechnology company that manufactures recombinant protein drugs for the Company and is the Company’s supplier of drug products.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

10.1	Agreement Exchanging Lease Guaranties that became effective on May 23, 2007 releasing CardioVascular BioTherapeutics, Inc. of its obligations under the Standard Lease Guaranty dated March 15, 2006.

10.2	Standard Industrial Net Lease entered into by Phage Biotechnology Corporation and Canta Rana Ranch, L.P. dated March 15, 2006 including Standard Lease Guaranty dated March 15, 2006 attached as Exhibit E thereto (incorporated by reference to Exhibit 10.1 to the March 2006 8-K).

10.3	Indemnity and Reimbursement Agreement between CardioVascular BioTherapeutics, Inc. and Phage Biotechnology Corporation dated as of March 15, 2006 (incorporated by reference to Exhibit 10.2 to the March 2006 8-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

Date: May 29, 2007	By:	/s/ Mickael A. Flaa
Mickael A. Flaa
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1	Agreement Exchanging Lease Guaranties that became effective on May 23, 2007 releasing CardioVascular BioTherapeutics, Inc. of its obligations under the Standard Lease Guaranty dated March 15, 2006.

10.2	Standard Industrial Net Lease entered into by Phage Biotechnology Corporation and Canta Rana Ranch, L.P. dated March 15, 2006 including Standard Lease Guaranty dated March 15, 2006 attached as Exhibit E thereto (incorporated by reference to Exhibit 10.1 to the March 2006 8-K).

10.3	Indemnity and Reimbursement Agreement between CardioVascular BioTherapeutics, Inc. and Phage Biotechnology Corporation dated as of March 15, 2006 (incorporated by reference to Exhibit 10.2 to the March 2006 8-K).